Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23AZ

FIFTY-NINTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FIFTY-NINTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 2301656) effective as of January 1, 2010, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement, CSG provides two (2) T-1 EVPN data lines to Customer; and

WHEREAS, AVPN circuits will be installed as an upgrade to replace Customer’s current data lines; and

WHEREAS, upon completion of installation, the AVPN circuits will replace Customer's existing data lines.

NOW, THEREFORE, CSG and Customer agree as follows:

1.    Schedule F, “Fees,” “CSG SERVICES,” of the Agreement shall be amended as follows:

a)   Item numbered 28 of Subsection C entitled “Listing of Products and Services to be provided to Customer by CSG in consideration of the Monthly Processing Fee,” of Section I, “Processing,” shall deleted in its entirety and replaced as follows:

28.  ******* fees for *** (*) *** **** ********, *** of which will be ********* ** ********** ******, ** location (******* ****) and the ****** *** of which will be ********* ** ********** *********, ** location (****** ****).  Additional **** ******** may be requested by Customer at CSG’s then-current installation fees and additional monthly fees.

2.     Further, Schedule F, “DATA COMMUNICATIONS SERVICES,” “II. Network Services – timelines and pricing” shall be amended to add the “AVPN circuit installations” line item to the “II Network Services – timeline and pricing” table, as described below:

DATA COMMUNICATIONS SERVICES

II. Network Services - timelines and pricing

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Type of Service	# of Work Days (Monday through Friday, excluding holidays)	Price
AVPN circuit installations (Note 3)	T-1 - ** ******** **** DS3 - ** ******** **** Ethernet - ****** ******** **** (for circuits in the US & Canada only)	Per Customer contract

Note 3.  Pursuant to that certain Letter of Authorization (“LOA”) to Migrate Data Communications Circuits from EVPN to AVPN dated September 28, 2017 (CSG document no. 4115430), to be executed by the parties concurrent with execution of the Fifty-ninth Amendment, there will be no charge to Customer for installation of the two (2) AVPN circuits described in the LOA.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Robert Bennett	By: /s/ Gregory L. Cannon
Name: Robert Bennet	Name: Gregory L. Cannon
Title: VP IT Internal Applications	Title: SVP, General Counsel & Secretary
Date: 10/31/2017	Date: Oct 31, 2017